UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 16, 2021 (March 11, 2021)

EVERSOURCE ENERGY

(Exact name of registrant as specified in its charter)

Massachusetts	001-05324	04-2147929
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

300 Cadwell Drive, Springfield, Massachusetts, 01104
(Address of principal executive offices, including zip code)

(800) 286-5000

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, $5.00 par value per share	ES	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 2	Financial Information

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On March 11, 2021, Eversource Energy issued $350,000,000 aggregate principal amount of its 2.55% Senior Notes, Series S, Due 2031 (the “Notes”), pursuant to an Underwriting Agreement, dated March 8, 2021, among Eversource Energy and BofA Securities, Inc., Citigroup Global Markets Inc., TD Securities (USA) LLC and Wells Fargo Securities, LLC as representatives of the underwriters named therein (the “Underwriting Agreement”).

The Notes are Eversource Energy’s unsecured obligations and were issued under the Fourteenth Supplemental Indenture, dated March 1, 2021, between Eversource Energy and The Bank of New York Mellon Trust Company, N.A. (the “Fourteenth Supplemental Indenture”), supplementing the Indenture between Eversource Energy and The Bank of New York Mellon Trust Company, N.A. (as successor trustee), dated as of April 1, 2002. Interest on the Notes is payable semi-annually on March 15 and September 15 of each year, beginning on September 15, 2021, at the rate of 2.55% per year. The Notes will mature on March 15, 2031.

Section 9	Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description
1	Underwriting Agreement, dated March 8, 2021, among Eversource Energy and the Underwriters named therein.
4.1	Fourteenth Supplemental Indenture, dated as of March 1, 2021, between Eversource Energy and The Bank of New York Mellon Trust Company, N.A., as Trustee.
4.2	Form of the Notes (included as Exhibit A to the Fourteenth Supplemental Indenture filed herewith as Exhibit 4.1).
5	Legal opinion of Richard J. Morrison, Esq. relating to the validity of the Notes (including consent).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

[The remainder of this page left blank intentionally.]

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EVERSOURCE ENERGY
(Registrant)

March 16, 2021	By:	/s/ Emilie G. O’Neil
Emilie G. O’Neil
Assistant Treasurer

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